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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K






                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) August 7, 1998




                             STATION CASINOS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






                                     Nevada
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                 (State or other jurisdiction of incorporation)


                000-21640                              88-0136443
        ------------------------            ---------------------------------
        (Commission File Number)            (IRS Employer Identification No.)

         2411 West Sahara Avenue
            Las Vegas, Nevada                             89102
     -------------------------------                   -----------
     (Address of principal executive                   (Zip Code)
                offices)

        Registrant's telephone number, including area code (702) 367-2411



                                      N.A.
          (Former name or former address, if changed since last report)




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                              STATION CASINOS, INC.




Item 5. On August 18, 1998, Station Casinos, Inc. ("Station") learned that a stockholder class action and derivative action had been filed against Station and each of its seven directors. The suit was filed August 7, 1998, in the United States District Court for the
          District of Nevada by Crandon Capital Partners.   The suit alleges,
          among other things, that agreement to the break-up fee under the Agreement and Plan of Merger between Station and Crescent Real Estate Equities Company violated the fiduciary duty the Station directors owed to Station and its stockholders because Station allegedly could not pay the fee when it was agreed to and because the fee allegedly prevented other interested bidders from proposing competing cquisitions of Station. The suit also alleges that Station's assets were wasted by the agreement to the break-up fee made without stockholder consent. The suit seeks, among other things, to have the break-up fee declared null and void, to obtain an order requiring Station's directors to take certain actions to make Station an attractive acquisition candidate, to require an accounting from Station's directors and to obtain unspecified compensatory damages.

          Station intends to defend this action vigorously and believes that the claims are wholly without merit. Station believes that the suit is a typical strike suit and should be dismissed. Station's directors believe that they have acted in the best interests of the company and its stockholders in this transaction.

          When used in this report and elsewhere by management from time to time, the words "believes", "anticipates", and "expects" and similar expressions are intended to identify forward-looking statements with respect to the financial condition, results of operations and expansion projects of the Company. Certain important factors, including but not limited to, competition from other gaming operations, construction risks, the inherent uncertainty and cost associated with litigation, licensing and other regulatory risks, could cause the Company's actual results to differ materially from those expressed in the Company's forward-looking statements. Further information on potential factors which could affect the financial condition, results of operations and expansion projects of the Company and its subsidiaries are included in the filings of the Company with the Securities and Exchange Commission, including, but not limited to, the Company's Registration Statement on Form S-4 (File No. 333-30685). Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.


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                             STATION CASINOS, INC.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Station Casinos, Inc.




Date: August 19, 1998                          /s/ Glenn C. Christenson
                                               ---------------------------
                                               Glenn C. Christenson
                                               Executive Vice President
                                               and Chief Financial Officer


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